UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 16, 2019

Atossa Genetics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35610	26-4753208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

107 Spring Street Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 325-6086

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuance to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.18 par value	ATOS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; and Executive Compensation Agreements

On May 16, 2019, the Compensation Committee of the Board of Directors completed its review and assessment of the 2018 performance of Steven C. Quay, MD, Ph.D., Chairman, CEO and President, and Kyle Guse, CFO, General Counsel and Secretary, and determined the amount of their 2018 bonuses which are $291,000 and $183,600, respectively. Taking into account these amounts, the total compensation that would have been reported in the summary compensation table for 2018 for Dr. Quay was $2,172,344 (which includes an option valued at $1,081,019 that was cancelled on January 13, 2019 and replaced with a similar option that was contingent on stockholder approval) and for Mr. Guse was $1,088,931 (which includes an option valued at $329,006 that was cancelled on January 13, 2019 and replaced with a similar option that was contingent on stockholder approval).

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 16, 2019, the Company held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). The following items of business were considered and voted upon at the Annual Meeting: (1) the election of two Class I directors named in the proxy statement related to the Annual Meeting; (2) the ratification of the selection of BDO USA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; (3) the approval of the 2019 amendments to the Atossa Genetics Inc. 2010 Stock Option and Incentive Plan and to increase the number of authorized shares for issuance under the Plan by 3,600,000 shares; (4) to conduct an advisory (non-binding) vote on the compensation of our named executive officers as described in the proxy statement related to the Annual Meeting; (5) an advisory (non-binding) vote on the frequency of future advisory votes on executive compensation; and (6) the transaction of any other business that may properly come before the meeting or any adjournment thereof.

The number of shares of common stock entitled to vote at the Annual Meeting was 9,124,447. The number of shares of common stock present or represented by valid proxy at the annual meeting was 7,210,260. All proposals passed. The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to the matters voted upon at the Annual Meeting, are set forth below:

(i)	Election of two Class I Directors

The stockholders elected two Class I directors as set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Steven C. Quay, M.D., Ph.D.	1,959,851	191,525	5,058,884
Gregory L. Weaver	1,936,615	214,761	5,058,884

(ii)	Ratification of Auditors

The stockholders ratified the appointment of BDO USA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
6,810,642	247,416	152,202	0

(iii)	Approve the 2019 amendments to the Atossa Genetics Inc. 2010 Stock Option and Incentive Plan and to Increase Authorized Shares under Option Plan

The stockholders approved the amended 2010 Stock Option Plan and an increase of 3,600,000 shares to the option plan as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
1,100,738	1,009,939	40,699	5,058,884

(iv)	Non-binding Vote on Executive Compensation

The stockholders approved an advisory non-binding vote on executive compensation as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
1,354,683	717,441	79,252	5,058,884

(v)	Non-binding Vote on Frequency of Say-on-Pay

The stockholders approved an advisory non-binding vote on the frequency of the vote on executive compensation as follows:

Annual	Biennial	Triennial	Abstain	Broker Non-Votes
1,615,371	73,626	238,949	223,430	5,058,884

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2019	Atossa Genetics Inc.

	By:	/s/ Kyle Guse
Kyle Guse
Chief Financial Officer, General Counsel and Secretary